                                                                  EXHIBIT 10.8



                              WILCOM/CELLULAR ONE

                           STANDARD LEASE AGREEMENT


A.   LEASE

     This Lease Agreement made at Mahoning County, Ohio on this 1st day of June, 1990 by and between Bert D. and Margaret A. Schaefer, whose address is 7782 West South Range, Salem, Ohio 44460, and Wilcom/Cellular One, an Ohio partnership, having its principal place of business at 3910 South Avenue, Youngstown, Ohio 44512, Lessee;

     WITNESSETH:

     1. That, Lessor in consideration of the rents and covenants hereinafter stipulated to be paid and performed by the said Lessee, does hereby lease unto the said Lessee the premises located on 7600 West View Drive, Greenford, Ohio and further described in "Exhibit A", attached hereto.

     2. It is understood that Lessee intends to construct, operate, maintain, repair, use and have the right to remove a radio and radio-telephone transmission and receiving tower upon said premises and construct, use, repair, operate, maintain and have the right to remove a building to be located adjacent to the base of said tower. In addition, Lessee may construct anchors, fences, and guy wires on such land. Lessor further leases to the Lessee sufficient land at the point where said guy wires reach the ground for Lessee to install anchors for said guy wires, and to install fences enclosing said guy wire anchors.

     3. Lessor further grants to Lessee an easement to use a reasonable amount of land surrounding the leased premises in connection with ingress and egress, construction, maintenance, repair, and removal of said tower, building, anchors, guy wires, and fences.

     4. Lessee shall pay all costs involved in the construction, maintenance, repair, use and removal of said tower, guy wires, building, anchors and fences. Lessee may at its own cost make such improvements as it may deem necessary in and to any road or path used for access to and egress from the area which is the subject of this Lease.

     5. Lessee shall also have the right from time to time to trim and cut down and clear away any trash and brush adjacent to said tower, building, guy wires, anchors or fences that in the opinion of Lessee may be a hazard, encumbrance or interference thereto; provided, however, that all cut branches and refuse wood shall be removed by Lessee.

     6. Lessor shall have the right to use the lands subject to the easements granted herein for purposes not inconsistent with Lessee's full enjoyment of the rights granted to it. Lessor shall indemnify Lessee against any claims which may be made arising out of the use by Lessor or his agents, invitees or licensees of any of the premises over which Lessee is granted an easement over a leasehold interest by this document.

     7. Lessee shall pay all personal property taxes which may be assessed and become due and payable upon such tower, guy wires, building, anchors and fences. It is the intention of the parties hereto that all such towers, building, guy wires, anchors and fences shall be deemed between the parties to be personal property; and upon the expiration of this Lease as the same may have been extended, Lessee may remove all of such property.

     8. The Lease granted by this instrument shall commence on the 1st day of June, 1990, and shall continue for twenty-five (25) years, until the end of the day of May 31, 2015. Lessee shall have the option to extend this Lease for four (4) successive periods of twenty-five (25) years each.

     9. Each option to extend this Lease may be exercised by the Lessee or its successor by sending written notice by United States Certified mail addressed to the Lessor at the address written above, no more than twelve (12) months prior to the expiration of the then existing term of this Lease.

     10. The Lessee hereby agrees to pay to the Lessor in consideration for the Lease and Easements hereby granted, during the initial term of this Lease, the sum of one hundred sixty-seven dollars ($167.00) per month (hereinafter sometimes referred to as the "basic periodic rent"), due and payable on the first of each month. Lessee is granted a ten (10) day grace period during the term of the lease in which to pay the lease payment. If Lessee fails to pay the lease payment past said due date, a two percent (2%) late fee penalty will be assessed against said late payment. In the event that Lessee fails to pay the lease payment for three (3) consecutive months, the Lessor, at his option, may terminate the lease by sending thirty (30) days written notice by United States Certified mail addressed to the Lessee at its address set forth above and permit Lessee to remove any of Lessee's property placed on said premises, within a reasonable period of time, whereupon the parties shall be under no further obligation to each other, except for unpaid rent accrued to the date of termination.

     Five (5) years from the commencement of this Lease, and each five (5) years thereafter, (during the term of this Lease and any renewal periods), the basic periodic rent set forth above shall be increased for the ensuing five
(5) year period in the same proportion that the Consumer Price Index (CPI), for the last full month of the just expired five (5) year period shall have increased over the CPI for the fifth preceding year; provided however, that in no event shall such increase exceed an amount equal to twenty percent (20%) of the basic periodic rent specified above. For purposes of this agreement "CPI" means that Consumer Price Index for all urban consumers (United States city average, all items) prepared by the United States Department of Labor, Bureau of Labor Statistics, or any index prepared by the United States government in substitution thereof.

     11. It is understood that Lessee intends to use the leased premises and the easement granted hereunder for the purpose of installing and operating a tower, antennas and related equipment for the transmission and receipt of radio-telephone and other electrical signals. If by August 15, 1990, Lessee has been unable to obtain all necessary permits and authorizations to construct and operate such facilities, Lessee may, by sending written notice by United States Certified mail addressed to the Lessor at his address set forth above, terminate this Lease and remove any property Lessee has placed on said premises, whereupon the parties shall be under no further obligation to each other.

     12. If Lessee shall at any time be in breach of any of its obligations under this Agreement, Lessor shall give fifteen (15) days written notice to the Lessee mailed by United States Certified mail addressed to the Lessee at 3910 South Avenue, Youngstown, Ohio 44512 before commencing any legal action upon such default.

     13. Lessee shall have the right to terminate this lease or any extension thereof at any time upon giving Lessor sixty (60) days notice by Registered United States mail, at Lessor's address written above. Lessee shall have all of its property removed, and return the land to its original state, within the sixty (60) day period.

     14. Should Lessor, its heirs, successors, or assigns, during the term of this Lease, or any extension thereof, elect to sell all or any portion of the leased premises, whether separately or as a part of the larger parcel of which the leased premises are a part,

Lessee shall have the right of first refusal to meet any bona fide offer of sale on the same terms and conditions of such offer. Upon the Lessee's failure to meet such a bona fide offer within thirty (30) days after written notice thereof from the Lessor, Lessor shall be free to sell the premises or portion thereof to such third person in accordance with the terms and conditions of his offer.

     15. This Lease, and the Easements and Options referred to herein, shall run with the land, and shall be binding on and inure to the benefit of the parties, their heirs, successors and assigns.

     16. This instrument contains the entire Agreement between the parties, and no representations, promises, provision, terms warranties, condition, or obligations whatsoever, expressed or implied, other than herein set forth shall be binding upon the Lessor and Lessee.

     The parties have signed this instrument on this 13th day of June, 1990.

Signed and Acknowledged in the Presence Of:

                                   LESSOR(S):

/s/ EDWARD J. SCHAEFER              /s/ BERT D. SCHAEFER
- --------------------------         ------------------------------
/s/ DEERLA M. SCHAEFER             /s/ MARGARET A. SCHAEFER
- --------------------------         ------------------------------

                                   LESSEE:
                                   Wilcom/Cellular One

/s/ GAIL L. HASS                   By:  /s/ ALBERT H. PHARIS JR.
- --------------------------            ---------------------------
/s/ EVERETT OENVESON               TITLE:  President
- --------------------------

The rent free use of two mobile radio antenna positions on the tower shall be available to the Lessor for as long as this Lease is in effect.
This instrument prepared by:
Patrick C. Coady, of
Harrington, Huxley & Smith
1200 Mahoning Bank Building
Youngstown, Ohio 44503

STATE OF OHIO            )
                         )SS
COUNTY OF MAHONING       )

     The foregoing instrument was acknowledged before me, a Notary Public in and for the said County and State, this 13th day of June, 1990, by Bert D. and Margaret A. Schaefer.

SEAL                               /s/ CYNTHIA L. LASKY
                                   -------------------------------------
                                   NOTARY PUBLIC
                                   Cynthia L. Lasky, Notary Public
                                             State of Ohio
                                   My Commission Expires Oct. 30, 1990

STATE OF OHIO            )
                         )SS
COUNTY OF MAHONING       )

     The foregoing instrument was acknowledged before me, a Notary Public in and for the said County and State, this 14th day of June, 1990 by Albert H. Pharis, Jr., who is President of the Wilcom Cellular One.

SEAL                          /s/ CONSTANCE E. THOMPSON
                              ------------------------------------------
                              NOTARY PUBLIC
                              Constance E. Thompson, Notary Public
                                       State of Ohio
                              My Commission Expires February 17, 1994

                       [SITE LOCATION MAP OF PREMISES AT
                    7600 WEST VIEW DRIVE, GREENFORD, OHIO]

                      [PLAT OF SURVEY PROPOSED TOWER SITE
                         B.D. & M.A. SCHAEFER PROPERTY
                        S.W. 1/4 SECTION 15 GREEN TWP.
                               MAHONING CO. O.]

RECEIVED FOR RECORD
AT 3:10 O'CLOCK PM

DEC 28 1993
$44.00
BRUCE E. PAPALIA
Recorder, Mahoning County, Ohio

                      ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made and entered into as of the 15th day of December, 1993, by and between BERT D. SCHAEFER and MARGARET
A. SCHAEFER, (hereinafter referred to jointly as the "Assignor"), and EDWARD
J. SCHAEFER, SR. and DeERLA M. SCHAEFER (hereinafter referred to as
"Assignee").

                                  WITNESSETH:

     WHEREAS, Assignor (as landlord) entered into a certain Lease Agreement with Wilcom Cellular, dated June 1, 1990, a copy of which is attached hereto as Exhibit "A", and

     WHEREAS, Assignor desires to assign all of their right, title and interest in and to the Lease, and Assignee desires to assume all of Assignor's obligations and duties under the Lease.

     NOW, THEREFORE, the parties agree as follows:

     (1) Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

     (2) Assignee hereby assumes and agrees to perform all of its obligations, duties and covenants of Assignor, under the Lease, arising and to be performed and observed hereunder pursuant to the Lease, including, but not limited to, observance of the right of first refusal contained in paragraph 14 of the Lease.

     (3) This Assignment shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereby have executed this Assignment as of the day and year first written above.

WITNESSES:                         ASSIGNORS:
/s/ EDWARD J. SCHAEFER, JR.        By: /s/ MARGARET A. SCHAEFER
- ------------------------------        ---------------------------------
Edward J. Schaefer, Jr.                 Margaret A. Schaefer

/s/ EVERETT DENNISON               By: /s/ BERT D. SCHAEFER
- ------------------------------        ---------------------------------
Everett Dennison                        Bert D. Schaefer

WITNESSES:                              ASSIGNEE:

/s/ EDWARD J. SCHAEFER, JR.             /s/ EDWARD J. SCHAEFER, SR.
- -----------------------------------     -----------------------------------
Edward J. Schaefer, Jr.                 Edward J. Schaefer, Sr.

/s/ EVERETT DENNISON                    /s/ DEERLA M. SCHAEFER
- -----------------------------------     -----------------------------------
Everett Dennison                        DeErla M. Schaefer


STATE OF OHIO            )
                         )
COUNTY OF MAHONING       )

     Before me, a Notary Public, in and for said County and State personally appeared Bert D. Schaefer and Margaret Schaefer, who executed the foregoing instrument for the purposes therein contained and who acknowledged that the same was their free act and deed.

     In Witness Whereof, I hereunto set my hand and official seal.

                                   /s/ CHARLENE L. COSSLER
                                   ---------------------------------
                                   Notary Public
My Commission Expires:
CHARLENE L. COSSLER, Notary Public
State of Ohio


STATE OF OHIO            )
                         )SS
COUNTY OF MAHONING       )

     Before me, a Notary Public, in and for said County and State personally appeared Edward J. Schaefer and DeErla M. Schaefer, who executed the foregoing instrument for the purposes therein contained, and who acknowledged that the same was their free act and deed.

     In Witness Whereof, I hereunto set my hand and official seal.

                                   /s/ CHARLENE L. COSSLER
                                   ---------------------------------
                                   Notary Public
My Commission Expires:
CHARLENE L. COSSLER, Notary Public
State of Ohio

     The undersigned, Wilcom Cellular, by and through its duly authorized officers, hereby accept and consent to the Assignment referenced above.


WITNESSES:                         WILCOM CELLULAR


/s/ CHARLENE L. COSSLER            By: /s/ ALBERT H. PHARIS JR.
- ----------------------------          ----------------------------------
Charlene L. Cossler                     Title:

/s/ LORRAINE TEPSICK
- ----------------------------
Lorraine Tepsick





This Instrument Prepared by:

Patrick J. Coady, Esq.
Harrington Huxley Smith Mitchell & Reed
1200 Mahoning Bank Bldg.   Youngstown, OH 44503
(216) 744-1111

                                   EXHIBIT A

                              WILCOM/CELLULAR ONE

                           STANDARD LEASE AGREEMENT

A.   LEASE

     This Lease Agreement made at Mahoning County, Ohio on this 1st day of June, 1990 by and between Bert D. and Margaret A. Schaefer, whose address is 7782 West South Range, Salem, Ohio 44460, and Wilcom/Cellular One, an Ohio partnership, having its principal place of business at 3910 South Avenue, Youngstown, Ohio 44512, Lessee;

     WITNESSETH:

     1. That, Lessor in consideration of the rents and covenants hereinafter stipulated to be paid and performed by the said Lessee, does hereby lease unto the said Lessee the premises located on 7600 West View Drive, Greenford, Ohio and further described in "Exhibit A", attached hereto.

     2. It is understood that Lessee intends to construct, operate, maintain, repair, use and have the right to remove a radio and radio-telephone transmission and receiving tower upon said premises and construct, use, repair, operate, maintain and have the right to remove a building to be located adjacent to the base of said tower. In addition, Lessee may construct anchors, fences, and guy wires on such land. Lessor further leases to the Lessee sufficient land at the point where said guy wires reach the ground for Lessee to install anchors for said guy wires, and to install fences enclosing said guy wire anchors.

     3. Lessor further grants to Lessee an easement to use a reasonable amount of land surrounding the leased premises in connection with ingress and egress, construction, maintenance, repair, and removal of said tower, building, anchors, guy wires, and fences.

     4. Lessee shall pay all costs involved in the construction, maintenance, repair, use and removal of said tower, guy wires, building, anchors and fences. Lessee may at its own cost make such improvements as it may deem necessary in and to any road or path used for access to and egress from the area which is the subject of this Lease.

     5. Lessee shall also have the right from time to time to trim and cut down and clear away any trash and brush adjacent to said tower, building, guy wires, anchors or fences that in the opinion of Lessee may be a hazard, encumbrance or interference thereto; provided, however, that all cut branches and refuse wood shall be removed by Lessee.

     6. Lessor shall have the right to use the lands subject to the easements granted herein for purposes not inconsistent with Lessee's full enjoyment of the rights granted to it. Lessor shall indemnify Lessee against any claims which may be made arising out of the use by Lessor or his agents, invitees or licensees of any of the premises over which Lessee is granted an easement over a leasehold interest by this document.

     7. Lessee shall pay all personal property taxes which may be assessed and become due and payable upon such tower, guy wires, building, anchors and fences. It is the intention of the parties hereto that all such towers, building, guy wires, anchors and fences shall be deemed between the parties to be personal property; and upon the expiration of this Lease as the same may have been extended, Lessee may remove all of such property.

     8. The Lease granted by this instrument shall commence on the 1st day of June, 1990, and shall continue for twenty-five (25) years, until the end of the day of May 31, 2015. Lessee shall have the option to extend this Lease for four (4) successive periods of twenty-five (25) years each.

     9. Each option to extend this Lease may be exercised by the Lessee or its successor by sending written notice by United States Certified mail addressed to the Lessor at the address written above, no more than twelve (12) months prior to the expiration of the then existing term of this Lease.

     10. The Lessee hereby agrees to pay to the Lessor in consideration for the Lease and Easements hereby granted, during the initial term of this Lease, the sum of one hundred sixty-seven dollars ($167.00) per month (hereinafter sometimes referred to as the "basic periodic rent"), due and payable on the first of each month. Lessee is granted a ten (10) day grace period during the term of the lease in which to pay the lease payment. If Lessee fails to pay the lease payment past said due date, a two percent (2%) late fee penalty will be assessed against said late payment. In the event that Lessee fails to pay the lease payment for three (3) consecutive months, the Lessor, at his option, may terminate the lease by sending thirty (30) days written notice by United States Certified mail addressed to the Lessee at its address set forth above and permit Lessee to remove any of Lessee's property placed on said premises, within a reasonable period of time, whereupon the parties shall be under no further obligation to each other, except for unpaid rent accrued to the date of termination.

     Five (5) years from the commencement of this Lease, and each five (5) years thereafter, (during the term of this Lease and any renewal periods), the basic periodic rent set forth above shall be increased for the ensuing five
(5) year period in the same proportion that the Consumer Price Index (CPI), for the last full month of the just expired five (5) year period shall have increased over the CPI for the fifth preceding year; provided however, that in no event shall such increase exceed an amount equal to twenty percent (20%) of the basic periodic rent specified above. For purposes of this agreement "CPI" means that Consumer Price Index for all urban consumers (United States city average, all items) prepared by the United States Department of Labor, Bureau of Labor Statistics, or any index prepared by the United States government in substitution thereof.

     11. It is understood that Lessee intends to use the leased premises and the easement granted hereunder for the purpose of installing and operating a tower, antennas and related equipment for the transmission and receipt of radio-telephone and other electrical signals. If by August 15, 1990, Lessee has been unable to obtain all necessary permits and authorizations to construct and operate such facilities, Lessee may, by sending written notice by United States Certified mail addressed to the Lessor at his address set forth above, terminate this Lease and remove any property Lessee has placed on said premises, whereupon the parties shall be under no further obligation to each other.

     12. If Lessee shall at any time be in breach of any of its obligations under this Agreement, Lessor shall give fifteen (15) days written notice to the Lessee mailed by United States Certified mail addressed to the Lessee at 3910 South Avenue, Youngstown, Ohio 44512 before commencing any legal action upon such default.

     13. Lessee shall have the right to terminate this lease or any extension thereof at any time upon giving Lessor sixty (60) days notice by Registered United States mail, at Lessor's address written above. Lessee shall have all of its property removed, and return the land to its original state, within the sixty (60) day period.

     14. Should Lessor, its heirs, successors, or assigns, during the term of this Lease, or any extension thereof, elect to sell all or any portion of the leased premises, whether separately or as a part of the larger parcel of which the leased premises are a part,

Lessee shall have the right of first refusal to meet any bona fide offer of sale on the same terms and conditions of such offer. Upon the Lessee's failure to meet such a bona fide offer within thirty (30) days after written notice thereof from the Lessor, Lessor shall be free to sell the premises or portion thereof to such third person in accordance with the terms and conditions of his offer.

     15. This Lease, and the Easements and Options referred to herein, shall run with the land, and shall be binding on and inure to the benefit of the parties, their heirs, successors and assigns.

     16. This instrument contains the entire Agreement between the parties and no representations, promises, provision, terms warranties, condition, or obligations whatsoever, expressed or implied, other than herein set forth shall be binding upon the Lessor and Lessee.

     The parties have signed this instrument on this 13th day of June, 1990.

Signed and Acknowledged in the Presence Of:

                                   LESSOR(S):
/s/ EDWARD J. SCHAEFER             /s/ BERT D. SCHAEFER
- ---------------------------        ------------------------------

/s/ DEERLA M. SCHAEFER             /s/ MARGARET A. SCHAEFER
- ---------------------------        ------------------------------

                                   LESSEE:
/s/ GAIL L. HASS                   Wilcom/Cellular One
- ---------------------------

/s/ EVERETT G. DENNISON       By:  /s/ ALBERT H. PHARIS JR.
- ---------------------------      --------------------------------
                                 TITLE: PRESIDENT

The rent free use of two mobile radio antenna positions on the tower shall be available to the Lessor for as long as this Lease is in effect.

This instrument prepared by:

Patrick C. Coady, of
Harrington, Huxley & Smith
1200 Mahoning Bank Building
Youngstown, Ohio 44503

STATE OF OHIO            )
                         )SS
COUNTY OF MAHONING       )

     The foregoing instrument was acknowledged before me, a Notary Public in and for the said County and State, this 13th day of June, 1990, by Bert D. and Margaret A. Schaefer.

SEAL                               /s/ CYNTHIA L. LASKY
                                   -----------------------------------
                                   NOTARY PUBLIC
                                   Cynthia L. Lasky, Notary Public
                                            State of Ohio
                                   My Commission Expires Oct. 30, 1990




STATE OF OHIO            )
                         )SS
COUNTY OF MAHONING       )

     The foregoing instrument was acknowledged before me, a Notary Public in and for the said County and State, this 14th day of June, 1990 by Albert H. Pharis, Jr., who is President of the Wilcom Cellular One.


SEAL                          /s/ CONSTANCE E. THOMPSON
                              -----------------------------------------
                              NOTARY PUBLIC
                              Constance E. Thompson, Notary Public
                                        State of Ohio
                              My Commission Expires February 17, 1994

                       [SITE LOCATION MAP OF PREMISES AT
                    7600 WEST VIEW DRIVE, GREENFORD, OHIO]